Amesite Inc.

Corporate Deck | April 2019

Contact

Dr. Ann Marie Sastry | Founder & CEO

ams@amesite.com

Disclaimer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Amesite Inc.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Amesite Inc.'s actual results to differ materially from those described in the forward-looking statements can be found in Amesite Inc.'s Current Report on Form 10-Q dated February 11, 2019, which has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission's website (www.sec.gov). Amesite Inc. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Education Markets Need Disruption:
Products are Expensive, Inaccessible and Unengaging

Americans in higher education:
19.9 Million.

Global education Market:
$1.9 Trillion.

Online Courses must be:

Affordable: National college debt is > $1.52T. 60% of students do not expect to pay off debt until they are **over 40 years old.**

Accessible: 70% of students work an average of 30 hours per week. 25% work full time **and** go to college full time.

Accredited: Accredited programs are respected. Regional accreditation is more important than national.

https://nces.ed.gov/fastfacts/display.asp?id=372
https://www.cnbc.com/2015/10/29/more-college-students-are-working-while-studying.html
https://www.cnbc.com/2017/07/03/this-is-the-age-most-americans-pay-off-their-student-loans.html
https://www.forbes.com/sites/zackfriedman/2018/06/13/student-loan-debt-statistics-2018/#27675acd7310

Amesite's **AI technology** and **user-friendly scalable platform** enables **big, first-year** college courses to be delivered **more effectively.**

Education Markets are Enormous:
Bigger than Publishing, Video Games, TV & Music

COLLEGE EDUCATION	PROFESSIONAL EDUCATION	ENRICHMENT EDUCATION
$173B	**$164B**	**$7.8B***
19.9M	**253M**	**209M**
U.S. college students	U.S. adults	U.S. older teens / adults
		*assuming $150/course

https://nces.ed.gov/fastfacts/display.asp?id=372
https://www.ppic.org/content/pubs/report/R_0416HEBKR.pdf
https://www.census.gov/quickfacts/fact/table/US/AGE295217

https://nces.ed.gov/fastfacts/display.asp?id=372
https://www.studentdebtrelief.us/news/average-cost-of-college-2019/
https://www.td.org/insights/164-billion-spent-on-training-and-development-by-us-companies

http://www.pewinternet.org/2016/03/22/lifelong-learning-and-technology/
https://www.hhs.gov/ash/oah/facts-and-stats/changing-face-of-americas-adolescents/index.html
https://suburbanstats.org/population/how-many-people-live-in-michigan

We are focused on the three largest segments in U.S. education by market size—and delivering scalable products in each one.

amesite

https://www.selectusa.gov/media-entertainment-industry-united-states



Online Education **Needs Artificial Intelligence**

	AI-Driven Shopping	AI-Driven Entertainment	amesite AI-Driven Higher Education
Fresh Content	**up-to-the-minute** and **on-trend** goods and services	**cutting edge, high quality** movies and series	**qualified, current information** in every course
Flexible & Available	**what you want, when you want,** from multiple producers and vendors	**watch when you want** from multiple studios, producers, and artists	purchase one course at a time, with a **clear understanding of transfer credits**
Smart	options based on **your needs**	options based on **what you enjoy** and what is trending	advice on **how and when to study**

Amesite **College & Professional** – Scaling Non Profits

Online Poised for Major Growth

Between 2015–2016, online course enrollment grew **7.3%** at public schools, and **7.1%** at non-profits, overall.

https://www.usnews.com/higher-education/online-education/articles/2018-01-11/study-more-students-are-enrolling-in-online-course

Non-profits are **ahead** of For-profits



Public
Private, non-profit
Private, for-profit
220,000
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
-20,000
-40,000
-60,000
-80,000
-100,000
161,242
98,480
-73,577
113,154
97,976
-27,281
207,348
109,469
-90,442
2012 - 2013
2013 - 2014
2014 - 2015

Amesite **partners** with **non-profits** to deliver more online courses.
We are the technology partner, enabling delivery of online education.

Regional Colleges and Universities are Key

46 mi – median distance from student home to private university

18 mi – median distance from student home to public university

8 mi – median distance from student home to 2-year college

15M – students enrolled in public institutions

49% of 4-year degree holders attend a 2-year institution

40% of transfer students transfer **no credits**

http://hechingerreport.org/federal-study-finds-nearly-40-percent-transfer-students-got-credit/
https://www.insidehighered.com/news/2016/02/03/when-students-enroll-college-geography-matters-more-policy-makers-think
https://ccrc.tc.columbia.edu/Community-College-FAQs.html

Education Delivery is a **Team Sport**

amesite college

Humphreys University
EST. 1896

About the Course

PRE-REQUISITE

MATH 101 or passing score on college algebra section of entrance examination.

GEN ED FULFILLMENT

California GE Requirement Area: B4

TRANSFERABILITY

We make sure that our courses transfer easily to California State Universities. This course transfers to:

CSU Bakersfield
CSU Dominguez Hills
CSU Long Beach
CSU Northridge
CSU Sacramento
CSU Stanislaus

We partner with **colleges and universities**

amesite professional

WAYNE STATE College of Engineering

EASTERN MICHIGAN UNIVERSITY

Humphreys University
EST. 1896

We partner with **colleges and universities**

amesite life



We partner with **instructors**

Our Partners and Instructors Get Online **Painlessly, Quickly, and Sustainably**

Speed We can launch courses and programs **in as little as two weeks**.

Development Costs **NONE**. Amesite covers all course development costs we share revenue with our partners.

Impact

COLLEGE: Articulation (transfer) agreements build **scale**.

PROFESSIONAL: Online and up-to-the-minute courses build **competitiveness.**

LIFE: Great content and instructors build **personal impact**.

Growth and Sustainability Colleges and Universities need **sustainable revenue streams** that enable them to **fulfill their missions**. We enable wins for both.

Amesite. We help our **partners achieve their missions.**

Amesite **College**: Partnerships

Non-profit Universities & Colleges	amesite
• Non-profits are **large, publicly-funded, trusted** and **stable** • Enterprise platform solutions are **one-size-fits-none**—and require faculty to do most administrative work • Colleges routinely partner with trusted suppliers—from Aramark (food service) to Oracle (financial management)—these successful colleges outsource, **rather than build from within**	• Amesite brings a **transformative platform** and **cloud delivery** to higher ed • We platform and deliver scalable courses, command attractive margins, and take on the AI, IT and administrative work to **scale with efficiency** • We target **first year courses**, to address the largest markets in higher ed. These courses are taken by **everyone who goes to college**

Amesite helps universities and colleges **unlock multibillion dollar online markets** by enabling them to access learners with **better and lower cost products**.

Amesite CA Course Transferability: Over **153,000** Learners Can Transfer Our Credits



Redding
California
Nevada
Humboldt-Toiyabe
National Forest
San Jose
CALIFORNIA
Las Vegas
St. George
Anaheim
San Diego
Tijuana
Mexicali

CSU Bakersfield

MATH 120, PSY 101, PHIL 101, SOC 101

CSU Dominguez Hills

ECON 101, PHIL 101, ECON 102, PSY 101, MATH 120

CSU Fresno

MATH 120, SOC 101

CSU Long Beach

ECON 101, PHIL 101, ECON 102, PSY 101, MATH 120, SOC 101

CSU Northridge

ECON 101, PHIL 101, ECON 102, PSY 101, MATH 120, SOC 101

CSU Sacramento

MATH 120

CSU Stanislaus

ECON 101, PHIL 101, ECON 102, PSY 101, MATH 120, SOC 101

- Amesite's courses in California transfer to **major State Universities!**
- Amesite offers a **more engaging, lower cost** experience ($149/course in W19).
- Amesite is accessibility—for people who work, or cannot fit in more courses on-ground!

Amesite's Artificial Intelligence & Scalability: the Key to Improved **Cost, Effectiveness** and **Accessibility**

We use **artificial intelligence** to deliver a **customized experience** and bring connections to the real world—**tying what users are learning, to what they're living.**

Our full stack solution delivers this experience **at scale**, for a wide range of products and partners, keeping **the cost low and the impact high.**

Artificial intelligence makes it all possible.

Low operating costs.
High engagement.

Amesite. Moving **Higher Ed** in the **right direction.**

Architecture: **Meeting the Needs of Online Education**

- **Trust.** Our platform exceeds industry standards, from private, to larger public and Tier 1 research universities! **And we never require our partners to change their existing infrastructure.**

- **Innovation and reliable service.** Our client and server-side tools are flexible, robust and scalable – ensuring that users have fresh content and innovative features that enrich their experience.

- **Integrability.** Our full-stack solution supports integration, enabling use of other web tools, and addition of features that add real value.

- **Scalability.** We are built to scale. **We aim to transform the first-year college experience in the United States.**

OUR ARCHITECTURAL PRINCIPLES

Relentless **Innovation**

Full **Reliability**

Unparalleled **Integrability**

Limitless **Scalability**

Improved **operational efficiency** achieved through AI alongside instructor, reducing **cost**

Other Learning Platforms	amesite
• **Dry, static content** that can be stored anywhere.	• **Automated evaluation of content**, through in-house, AI-driven article selection algorithms to bring in fresh content, while reducing cost.
• **No intelligence under the hood**, though AI is ubiquitous and has been adopted in most daily-use platforms outside of academia.	• **Automated platform and cloud-based email and SMS notifications** reducing faculty time spent issuing routine reminders.
• **Instructors perform routine work,** doing low skill, high cost tasks, like grading and notifications—costing money and wasting time.	• **Novel auto-grading algorithms and designs** to reduce faculty time spent on routine grading.

Improved experience achieved through architecture **novel to academia**

Other Learning Platforms	amesite

Other Learning Platforms

- Use old, outdated tools which are inflexible+complex, or flexible+unsophisticated. Ex: Java Spring, Ruby on Rails.
- Hundreds of non-native, partially-integrable plugins can be obtained for Canvas, Blackboard, Moodle, and D2L. But non-native integrations are **poorly integrable**, and **limited**. And **create a clunky user experience.**
- Limited options for customers who need scalable solutions at reasonable costs, without the hassle of self-hosting or seeking out a third party to host their application.

amesite

- **Full stack solution**
  - Flexible and scalable, with robust tools powering frontend technology
  - Extreme accessibility and agility for engineers, using best-in-class languages for both client and server-side functions
  - Uses tools employed by many high-end platforms, including **Netflix** and **PayPal**
- **Full integration of best-in-class third party tools**, and **custom-built features**, delivering on-demand and as-needed
  - Leading calendar platform integrations
  - Social sharing to top social media platforms
  - High quality, encrypted video calling
- **Auto-scaling and reliable cloud infrastructure**, that is reconfigurable to accommodate new business, with end-to-end security. Hosting is handled by Amesite, so all products are auto-scaling out-of-the-box – no additional complexity for the customer.

https://medium.com/netflix-techblog/making-netflix-com-faster-f95d15f2e972
https://www.paypal.com/stories/us/revolutionizing-payments-our-nextgen-tech-transformation

The Amesite **Platform Experience**



What Is The Law Of Diminishing Returns and Wh
Does It Matte...
Nominal Wage declining in America.
5 days ago
Unemployment is at its lowest since the Great Recession. For us that have been employed for a long term why are we not getting raises. I found an article that explains how the nomal wage affects wage increases.
https://thehill.com/opinion/finance/410105-in-search-of-real-not-nominal-wage-gains
1 Like
5 Replies
25 days ago
Hello everyone, I am Jasmine and I am an ABLE Senior who has been lucky to take college courses. I am proud to say that I will be graduating with my high school diploma and A.A in Business Administration around the same time.
So far I have been working around with the site and have found it to be easy to navigate through.
3 Likes
4 Replies
16 days ago
Must Writers Be Moral?
1 Reply
Share

INSTRUCTORS

- **High Value:** Spending time creating engaging discussion on relevant, real-world material while the platform manages the core material
- **No Drudgery:** Auto-grading. Auto-notifications. Administration – handled! Amesite keeps operating costs low and satisfaction high!

LEARNERS

- **Engagement:** Spending time engaged in discussion, not just memorization.
- **Accessible:** Efficient online format can be accessed for students who work, or cannot fit a course into their schedule.
- **Portable:** Quality is high, so the credits transfer widely to accredited schools!

Amesite **College**: Scalability

$490B US higher education market

$350B Total revenues, US public 4-yr colleges

$70B Tuition revenues, US public 4-yr colleges

$20B **Tuition revenues, most popular courses**

Amesite's online platform of lower level courses can disrupt the status quo of delivering undergraduate courses.



Revenue Ramp as a % of TAM
0.2%
0.4%
0.6%
Revenue (millions)
140
120
100
80
60
40
20
0

http://www.kellogg.northwestern.edu/faculty/jonesben/htm/NextKnowledgeFactbook2010.pdf

https://www.humanitiesindicators.org/content/indicatordoc.aspx?i=39

Amesite **College: State-by-State Strategy**

- **20,000 mediocre, inflexible, expensive and non-transferable versions of each lower level course in the U.S.**
- **We develop mass-customized, lower cost versions in key markets: focused on** courses at lower cost institutions whose credits are accepted at larger ones; and globally popular courses at large institutions.
- **We launch online,** accessing untapped markets and offering **modern internet amenities** (social media commentary, reviews).
- **We share the revenue** for our course offerings.
- **We build market share** for each course through targeted marketing in each learner segment, and to colleges.

Key Advantages for **Growth**



Large Course Entry: Multi Generational Planning

- Gen 1 Platform Launched 2018
- Gen 2 Platform Launched 2019
- Publisher content available and integrable
- Core courses are similar, nationwide

Large Data Sets

- User behavior used to analyze how people learn best
- User data allows hypothesis testing and improvement of algorithms for engagement and performance
- Large, scalable courses provide an ideal data set

We make the economics work for innovative colleges, delivering large courses.

- Revenue share enables us to share wins
- At scale, margins are attractive for SaaS companies
- Colleges who opt to go after huge, first year course markets can easily scale with outsource solution—and no sunk costs in bricks and mortar

Amesite Has Been Welcomed to the Industry:
Government Needs Solutions for Technology, Efficiency + Upskilling

> "During my visit, I saw firsthand how Amesite utilizes AI to expand higher education opportunities. This new partnership will engage more Michiganders in a specialized learning environment and prepare them for in-demand positions that will also help close the skills gap.
>
> **United States Senator**
> **Gary Peters [Michigan]**

> "I'm pleased to see this partnership between Amesite and Humphreys University, that will expand educational opportunities throughout the State. This kind of new technology that Amesite is bringing, is vital to education – we need ways of making delivery more engaging, and more affordable.
>
> **California State Senator**
> **Cathleen Galgiani [5th District]**

https://www.accesswire.com/537426/Amesite-Inc-Announces-Launch-of-Professional-Education-Certificate-Offerings-with-Wayne-State-University
https://www.accesswire.com/537882/Amesite-Inc-Announces-Launch-of-Additional-Undergraduate-and-Professional-Certificate-Offerings-with-Humphreys-University

Amesite.
Loved by users. Respected by Universities. Trusted by Government.

Timeline: Technology, Product and Business



Nov. 2017
Amesite Inc. Founded
Jan. 2018
Files patents
Feb. 2018
Files patents
May 2018
Amesite Inc. goes public
June 2018
Closes $5.5 million financing
Sep. 2018
G1 Platform complete
Oct. 2018
Launches first 2 products with Humphreys University
Jan. 2019
Launches 6 courses with Humphreys University
Jan. 2019
G2 platform complete
Launch Announced
AI & Blockchain courses with Wayne State University
Launch Announced
AmesiteLife: Fitness, Nutrition and Wellness
Launch Announced
Lean Six Sigma for Health Care with Eastern Michigan University
Launch Announced
AmesiteLife: Personal Financial Mangement
Launch Announced
Logistics with Humphreys University
Launch Announced
6 courses with Humphreys University
Q1
Q2
Q3
Q4
Q1

CEO & Founder



CEO, President, Co-Founder of Sakti3
Acquired by Dyson in 2015 for $90M.

Met with President Barack Obama in 2015
Entrepreneurial event: White House

Earned ASME Frank Kreith Energy Award, 2011

Earned NSF's Presidential Early Career Award for Scientists & Engineers, 1997
Ceremony: White House

Arthur F. Thurnau Professor, University of Michigan
Highest teaching honor, top 5 public university

Technology: 100+ Publications, 100+ Presentations: mathematics, kinetics, multiphysics, simulations science, bioscience

Media: Cover of Inc., reported on in Time, Fortune, Forbes, WSJ, NYT, USA Today

Dr. Ann Marie Sastry

Amesite Inc. Founder & CEO
Chair, Amesite Inc. Board of Directors

Dr. Ann Marie Sastry is President and CEO of Amesite. Dr. Sastry was previously President, CEO, Board Director and co-Founder of Sakti3, recognized as one of MIT's 50 Smartest Companies (2015), and as a Crain's Detroit Business Cool Places to Work winner (2017). Backed by a global team of venture capitalists, the company was acquired by Dyson in 2015 for $90M. Sastry was invited to the White House in 2015 to be recognized for her technology entrepreneurship, and meet with President Barack Obama. Her technology and business work have been featured in the WSJ, Fortune, Forbes, the Economist, USA Today, the New York Times and on the cover of Inc.

Prior to starting her companies, she was Professor of Mechanical, Biomedical and Materials Science and Engineering at the University of Michigan, which is ranked among the top 5 public universities in the nation. She was named an Arthur F. Thurnau Professor (UM's highest teaching honor) in 2008. Tenured and promoted early, Sastry was recognized with some of the highest honors in her scientific fields over her 17 year academic career, including the ASME Frank Kreith Energy Award (2011) and NSF's Presidential Early Career Award for Scientists and Engineers (1997). She founded two academic research centers in intracellular signaling (Keck Foundation) and advanced automotive batteries (GM / Department of Energy), and a global graduate program in Energy Systems Engineering. She has co-authored over 100 publications and 100 patents and filings, and has delivered over 100 invited lectures and seminars globally on a range of scientific and technology topics, spanning mathematics, physics, bioscience and battery technology. Sastry is active in philanthropy and business mentorship, with a focus on education and poverty alleviation. She holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in mechanical engineering.


'SHOPIFY OF EDUCATION'
AMESITE USES A.I. TO DELIVER COLLEGE COURSES ONLINE


SAKTI3
White House meeting with President Obama


TECH MEETS HIGHER EDUCATION
FOX

Board of **Directors**



Dr. Edward H. Frank, Ph.D.

Dr. Edward H. Frank is co-Founder and CEO of Brilliant Lime, Inc., a very early-stage technology development startup. From 2009 through 2013, he was Vice President of Macintosh Hardware Systems Engineering at Apple, Inc. where he led the development of four generations of Macintosh laptop and desktop computers. Before joining Apple, he was Corporate Vice President of Research and Development at Broadcom, where he was responsible for Broadcom's overall engineering execution and played a key role in corporate business and IP strategy. Dr. Frank co-founded and led the engineering group for Broadcom's Wireless LAN business. Dr. Frank joined Broadcom in May 1999 following its acquisition of Epigram, Inc., where he was the founding CEO and Executive Vice President. In 2018, he was elected to the National Academy of Engineering for his contributions to the development and commercialization of wireless systems. Dr. Frank holds BSEE and MSEE degrees from Stanford University. He received a Ph.D. in computer science from Carnegie Mellon University, where he was a Hertz Foundation Fellow.



Anthony Barkett, J.D.

Mr. Barkett is a California-based real estate developer. Mr. Barkett practiced law from 94-2003 specializing in land use, affordable housing and government relations. He is currently the managing member of several LLC's which developed and now own and manage commercial real estate in CA, Arizona and Hawaii. He is the managing member of Oliveto, LLC which farms and manages olive and walnut orchards in Linden, CA. He is the CEO of Trinity Solar and managing member of Affordable Energy Partners, LLC which built and still owns and manages solar systems throughout CA. He is a board member and has been for 17 years of the Downtown Stockton Alliance which is a property owner based 501c 3 organized to promote and restore downtown Stockton, he is a political consultant for Stockton East Water District and has held this position for 20 years. He holds Bachelor of Arts degrees in Economics and Political Science from the University of California at Los Angeles, as well as a Juris Doctor degree from the University of the Pacific McGeorge School of Law.



Richard Ogawa, J.D.

Mr. Richard T. Ogawa has been General Counsel at Inphi Corporation, responsible for overseeing legal matters, corporate, intellectual property, and government affairs. Mr. Ogawa is a Registered United States Patent Attorney and a Member of the California State Bar with more than 25 years of experience in technology companies. Prior to Inphi, he was a Partner at Townsend and Townsend. He is the founder and owner of Ogawa Professional Corporation, his own law firm. He is General Counsel for Soraa Laser Diode, Inc., a venture funded company by Khosla Ventures, and is General Counsel for MCube, Inc. a venture funded company by Kleiner Perkins Caufield & Byers. He has also held a variety of engineering and management positions at NEC Electronics. He is a Charter Member of the Indus Entrepreneur Group (TIE) and had been a member of the boards of the Asian Law Alliance, American Intellectual Property Law Association. He received a B.S. in Chemical Engineering from the University of California, Davis in 1984, and a J.D. from McGeorge School of Law, University of Pacific in 1991.



J. Michael Losh

Mr. Losh has served as a member of Amesite's board of directors since Feb. 2018. Mr. Losh served as the Chief Financial Officer at Cardinal Health from July 2004 to May 2005. Mr. Losh was with General Motors from 1964 to 2000. He served as the Chief Financial Officer and Executive Vice President of General Motors Corp., the world's largest vehicle manufacturer, from July 1994 to August 2000. He is the Chairman of the Board of Masco Corp. (2015-present), and Director at Aon PLC (2003-present), HB Fuller Co (2001-present), and Prologis, Inc. (2012-present). Mr. Losh has served as a director of AMB Corp., Cardinal Health Inc., Care Fusion Inc., Electronic Data Systems Corp., Delphi Automotive Systems Corp., Hughes Electronics, Quaker Oats Company, and TRW Automotive Inc. He served as Chairman of the boards of GMAC and Metaldyne Corp. Mr. Losh holds a B.S. in Mechanical Engineering from Kettering University and an M.B.A. from Harvard University.

Board of **Advisors**



Dennis Bernard

Mr. Bernard Chairs the Amesite Board of Advisors. He is the founder and President of Bernard Financial Group and Bernard Financial Servicing Group ("BFG"). BFG is the largest commercial mortgage banking firm in Michigan, financing on average over $1 billion yearly. Dennis has been involved with over 1,200 commercial real estate financial transactions totaling over $18.6 billion. He specializes in both debt and equity placement with commercial lenders and institutional joint venture participants.



Patricia Mooradian

Ms. Mooradian is president and CEO of The Henry Ford, a national historic landmark that attracts 1.8 million visitors annually to Henry Ford Museum of American Innovation, Greenfield Village, the Ford Rouge Factory Tour, the Benson Ford Research Center, the Giant Screen Theater and Henry Ford Academy. Previously, she held executive positions with The Taubman Co. in Bloomfield Hills. Her civic responsibilities include serving on the boards of Central MI University, University of MI Dearborn Advisory Council, National Arts Strategies, and Detroit Metro Convention and Visitors Bureau. In addition, Mooradian is a Director on the Amerisure Mutual Insurance Company board.



Gilbert S. Omenn, MD, Ph.D.

Dr. Omenn is the Harold T. Shapiro Distinguished University Professor at the University of Michigan. He was previously the Executive VP for Medical Affairs and CEO of the UM Health System (1997-2002), White House Fellow at the Atomic Energy Commission (1973-74), Associate Director of the White House Office of Science & Technology Policy and Associate Director of the Office of Management and Budget (1977-81), President of the American Association for the Advancement of Science (AAAS, 2006), and the Council of the National Academy of Medicine (NAM, 2015-2017). He received the David Rogers Award from the Association of American Medical Colleges for contributions to health and healthcare (2013).



Elliot Soloway, Ph.D.

Dr. Soloway is the Arthur F. Thurnau Professor of Engineering at the University of Michigan. He is an expert in Artificial Intelligence, or AI, particularly related to learning and teaching. For the past 17 years, Dr. Soloway and his colleagues at the Center for Highly-Interactive Computing in Education, or HI-CE, a collaboration between University of Michigan and University of North Texas, have been pioneers in developing educational technologies and curriculum to support science education in grades K–12. HI-CE has helped teachers and students realize an unprecedented 15% gain in student achievement on standardized tests.



Ted Spencer

Ted Spencer is Senior Advisor on Admissions Outreach at the University of Michigan. Prior to September 2014, he was Associate Vice Provost and Executive Director of Undergraduate Admissions. Before joining Michigan in 1989, he was an Associate Director of Admissions at the United States Air Force Academy. He is a graduate of the Military Air War College and was one of thirty-five Air Force recruiting commanders in the United States. He has received numerous awards, and was recognized as the Point Man on Diversity Defense for affirmative action in college admissions. He has previously served as a Trustee for the College Board and on the faculty for the Harvard Summer Institute on College Admissions.

An **artificial intelligence driven** designer and provider, **partnering** with colleges and universities to provide **better learning products** for large and growing **online markets.**

Amesite's **Contact Information**

Contact Information

Amesite, Inc.
205 E. Washington Street
Suite B
Ann Arbor, MI 48107
650.516.7633
info@amesite.com
www.amesite.com

Auditor

Deloitte and Touche, LLP
200 Renaissance Center
Suite 3900
Detroit, MI 48243-1313
313.396.1000
www.deloitte.com

Investor Relations

Bob Prag, President
The Del Mar Consulting Group, Inc.
858.794.9500
bprag@delmarconsulting.com

General Counsel

Anthony Epps and Terry Kelly
Dorsey & Whitney
650.843.2743
kelly.terry@dorsey.com
www.dorsey.com

Transfer Agent

Continental Stock Transfer &
Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
212.845.3215
www.continentalstock.com



KAI